Exhibit 99.2

Exhibit 99.2

Q1:04 Conference Call

June 15, 2004

Safe Harbor and Use of Non-GAAP Info

Safe Harbor—The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors that are detailed in the Company’s SEC filings. In addition, the statements in this presentation are made as of June 15, 2004. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to June 15, 2004.

Use of Non-GAAP financial information—To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges associated with restructuring, amortization of purchased intangibles or impairment losses that are not material to the ongoing performance of the Company’s business. Company management uses these non-GAAP results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

We Are the World’s Leading Telecommunications Carrier’s Carrier With the Broadest, Highest Quality Portfolio of Network Services…

Networks– Broad Reach

Reach to 240 + Countries and Territories

Ownership in 100+ Overseas and Terrestrial Cable Systems

Dedicated Assets in Satellite Systems

70+ Internet “Peering” Agreements

272 direct and bilateral relations

300+ Voice over IP Interconnects

600+ SS7/C7 Signaling Interconnects

Centralized, Global Network Monitoring… Tier 1 Quality

Services- Comprehensive

Voice-Transport– #1 International Wholesale

- Four Service Levels Over an Integrated TDM & VoIP Network

Data-Transport Services – Top 7 IP Transit/ Peering – with IP, Satellite Access, International Private Leased Circuits, Broadcast

Value Added Services – Leadership Position

- Cellular Global Roaming/Signaling, International Toll Free, Inbound collect

Customers – International & Diversified

1200 Contractual Relationships

275 Direct Partnership Agreements

Carriers– PTTs, RBOCs, Emerging Carriers

370+ Mobile Carriers

ISPs, Cable Companies, Content Providers

Research & Education Centers, Government Organizations

Teleglobe’s History

Post WWII Canada Nationalized International Voice Services

1987 Privatization Completed as Teleglobe

1997 Listed on NYSE

2000 BCE Acquisition

May 2002 Teleglobe Files for Bankruptcy Protection in Canada, US and UK

December 2002 New Management Team Took Interim Control

May 2003 Regulatory Approvals Complete.... Private Equity Deal Closure

May 2004 Completion of ITXC Acquisition… Listing on Nasdaq

Leverages 40+ Years of Customer Relationships

Teleglobe's Restructuring – May 2003

TELEGLOBE

Teleglobe Carve-Out:	5/02 Book Value	2001 Revenues	Key Assets / Operations
"Core" Acquisition	$1.0B	$1.0B	• Wholesale Focus
Excluded	$1.3B	$0.3B	• Retail Businesses (Hosting, IP– VPN) • Legal Entities Forced into Liquidation

- **Returned Company to Profitability. . . $45MM of Adjusted Pro-Forma EBITDA in '03**
- **Headcount Reduced from 1,800 in May 2002 to ~650 in May 2003**
  - Stable in 2003 with Significant Volume Increase
- **Regroomed Network Assets…. Minimal Service Disruptions**
  - 31% Reduction in Network Costs from Q1:03 to Q1:04
- **Key Commercial Agreements Re-Negotiated / Exited**
- **Financial Control: Tight Management of Cash and Investment**

Back to a Carrier's Carrier…
with Restructured Costs and Capital Structure

4

ITXC Acquisition –

Creating a Leading International Carriers’ Carrier

# 4 International Wholesale Voice

Top 7 IP Transit / Peering

Leading Value Added Services

International Reach …“Everywhere”

VoIP Leader With 20%+

International Share

IP Lowers Transportation Costs and

Speeds New Customer/vendor Set-Up

Automation Culture w/ Superior Processes

Customer and Investor Benefits of Combined Company:

1: Increased Scale … #1 in International Voice Wholesale

2: Operating Synergies

3: Complementary Technology

- Scaled TDM and VoIP Service Network. . . Capital Synergies

- Platform for New Service Introductions

Integration and Leadership

Integration Milestones

One Sales and Buying

Organization Today

Integrated Financials June ’04

Unified Pricing,

Costing and Billing Dec. ’04

One Network Feb ’05

Final Synergy Run Rate Mar ’05

Leadership

Proven Turnaround Specialists in

Place

Liam Strong – President and CEO; CEO, MCI Worldcom International; CEO,

Sears PLC; Marketing & Operations Director, British Airways

Rick Willett – CFO, VP Operations; former Manager of Financial Planning and

Analysis for GE ERC; CFO GE Superabrasives; 6+ Yrs. GE Audit Staff –

Integration and Six Sigma

Brian Fitzpatrick – EVP of Sales; former President Carrier Services Division for Global Crossing; President N. A. Carrier Operations of Frontier Communications.

1st Quarter Financial Driver Summary Teleglobe Stand-Alone

Volume

Year Over Year Volume Growth Ahead of Market

– 12% Increase in Voice. . . 67% Increase in Data

Quarter over Quarter Volume Mixed. . . Some Seasonality

– 1% Increase in Voice. . . 24% Increase in Data

Price

Market Remains Challenging. . . Price Offsetting Volume Gains

– Revenue Flat Sequentially. . . Down 7% Versus Last Year

Cost Productivity

Network Cost Productivity Continues

– Reduced 10% Sequentially and 31% Versus Last Year

SG&A and Other Expenses Reduced on a Comparable Basis*

– Reduced 12% Sequentially and 3% Versus Last Year

– Favorable Bad Debt, Offset by Unfavorable CDN:US Foreign Exchange Rate

Earnings

Net Income of $2.5MM Favorable Versus Prior Periods

– Increased versus a Comparable* $1.5MM in Prior Quarter and a loss of $2.7MM in the Prior Year

Free Cash Flow

Free Cash Flow of $5.4MM

– EBITDA = $10.5MM, CAPEX = $2.7MM, Accrued Dividend = $2.4MM

– Anticipate Higher CAPEX Due to ITXC Integration

– Reconciliation to Change in Cash Balance Includes Integration Costs & Timing

* Excluding 1Q03 Bankruptcy Reorganization Charges ($24.2MM) & 4Q03 Professional Fees Charges ($3.6MM)

Quarterly Selected Data — Successor versus Predecessor

($ millions except per share amounts) Successor Predecessor

Q1:04 Q4:03 Q1:03

Voice revenue 166.1 163.3 171.4

Data revenue 28.2 28.8 37.9

Value added services revenue 20.2 22.7 20.5

Telecommunications revenue 214.5 214.8 229.9

Network & Telecom Expenses 178.1 175.9 196.8

Gross margin 36.5 38.8 33.0

Gross Margin Rate 17.0% 18.1% 14.4%

SG&A, Restruc, Bad Debt, FX & Other 25.9 33.0* 26.6

Net income (loss) 2.5 (2.1) (26.9)

Dividend on pref’d shares 2.4 2.4 -

Net income (loss) available to 0.1 (4.5) (26.9)

Common Shareholders

EBITDA 10.5 5.8* (17.8) **

EBITDA is a non-GAAP concept, and excludes net interest expense, taxes, depreciation, and amortization.

*Includes $3.6 million of professional fees related to Teleglobe carve-out Financial Statements

** Includes $24.2 million of Reorganization charges associated with the Predecessor Bankruptcy Proceedings

Quarterly Selected Data – Pro Forma for ITXC Acquisition a/o beginning of each period

($ millions except per share amounts)

Q1:04 Q4:03

Voice revenue 256.4 258.5

Data revenue 28.2 28.8

Value added services revenue 20.2 22.7

Telecommunications revenue 304.8 310.0

Network expenses 261.8 265.0

Gross margin 43.0 44.9

Gross margin rate 14.1% 14.5%

SG&A, restruc, bad debt, fx and other 36.4 43.9*

Net income (loss) (6.2) (11.4)

EBITDA 6.6 1.0*

EBITDA is a non-GAAP concept, and excludes net interest expense, taxes, depreciation, and amortization.

* Includes $3.6 million of professional fees related to Teleglobe carve-out.

Commercial Overview

Q1:04 Q1:03 % Change

Pro-Forma Combined Company Traffic:

Voice Minutes (mm) 3,442 2,804 22.8%

Data Gigabits 103.6 62.0 67.1%

Pro-Forma Combined

Company Revenues

Geographic Profile:

USA 33% 35%

Canada 11% 26%

Europe 32% 21%

Asia 10% 8%

RoW 14% 10%

100% 100%

Teleglobe Base Customers—Stand Alone:

% Churn 4% 10%

% New Customers 10% 13%

% Voice Customers w/Multiple Services 57% 61%

Strong Volume Growth Balancing Price Erosion

International Play

Breadth and Stickiness

First Quarter 2004 Selected Data –

Pro Forma Combined Balance Sheet and Liquidity

($ millions except per share amounts)

Combined

Cash, cash equivs, and marketable secs 74.3

Accounts receivable 199.7

Other current assets 14.7

Total current assets 288.7

Property and equipment 145.9

Other non-current assets 150.9

Total assets 585.5

Accounts Payable and Acc’d Liabilities 278.3

Other Current Liabilities 4.6

Total Current Liabilities 282.9

Other Non-Current Liabilities 113.3

Preferred Stock -

Total Equity 189.3

Total Liabilities and Shareholders’ Equity 585.5

Future “1-Time” Expenses ($MM)

Deal Fees $ 9

Restructuring Costs 3

Investments 6

IT Systems Expense 7

approx. $ 25

Debt Terms — $100 Million Loan

10% Interest Rate

$25 mm Due in May ‘06

$25 mm Due in May ‘07

$50 mm Due in May ‘08

2004-2005 Strategic Plan

Integrate Teleglobe and ITXC:

Believe Can Derive $20-30 Million in Annual Cost Savings by Mid-Year 2005

Drive Productivity of Combined Company:

Leverage ITXC Capability to Increase Level of Automation

Re-Engineer Non-Automated Processes

Partly Offset Price Erosion Inherent in Business Through Asset Utilization

Increase Network Asset Utilization:

Combined Traffic Over One Integrated VoIP and TDM Network

Capital Expenditure Limited to Maintenance and Expansions with High Returns

Differentiate from Competitors:

Offer Range of Voice Service Levels Utilizing Largest International Integrated Traditional and Voice over IP Voice Network

Increase Value Added Services:

Offer Deep International Customer Base New Offerings that Build on Leading Positions in Cellular Roaming, International Toll Free Services and IP Transit.

Introduce New Service Offerings; Additional Offerings Planned for First Half ‘05

Continue to Drive Free Cash Flow

Summary

Leading International Wholesale “Carrier’s Carrier” with 40-Year History and Recently Restructured Cost and Capital Structures

Winning in Highly Competitive Market Through Strong Customer

Relationships, Superior Quality and Breadth of Service Offerings

ITXC Merger Adds Scale, Significant Operating Synergies, and Wholesale

VoIP Service Offering

Highly Achievable Strategy to Drive ROIC…Not Dependent on a Market

Recovery

- Maintain Revenue By Balancing Price Erosion with Increased Volume and

Introduction of Faster Growth Services

– Increase Profitability Through Synergies, Higher Productivity, and Introduction of

Higher-Margin Products

– Increase Network Asset Utilization by Driving Volume and Market Share Gains;

Capital Expenditure Limited to Maintenance and High-Return Expansions

– In Due Course, Selectively Evaluate Acquisitions with Consolidation Synergies and/or

New, Complimentary Wholesale Service Technology

Proven Turnaround/ Reengineering Specialists with Conservative

Approach and Realistic Industry View